Contingencies	12 Months Ended
Jun. 30, 2021
Contingencies
Contingencies

36 Contingencies

On October 13, 2020, Mingyou Industrial Investment (Guangzhou) Limited (“Mingyou”), a subsidiary of the Group’s equity-accounted investee was set up to acquire land use right of a parcel of land and to establish a new headquarters building for MINISO in a district in Guangzhou, the PRC. In connection with the acquisition of land use right and the construction of new headquarters building by Mingyou, on November 26, 2020, MINISO Guangzhou entered into a letter of intent (“the Letter”) with the local government of that district, whereby MINISO Guangzhou committed to the local government that the aggregate amount of tax levies paid by the subsidiaries of MINISO Guangzhou in that district and Mingyou would be no less than RMB965,000,000 for a five-year period starting from January 1, 2021. If the above entities fail to meet such commitment, MINISO Guangzhou will be liable to compensate the shortfall. On January 25,2021, MINISO Guangzhou provided a performance guarantee of RMB160,000,000 issued by a commercial bank to this local government in respect of the commitment of tax payments for the calendar year of 2021, which was valid from April 1, 2021 to March 31, 2022.

The directors have assessed that, based on the projection of the relevant taxes and surcharges historically paid during the calendar year of 2021, the above entities are expected to meet the commitment for the calendar year of 2021 and it thus is not probable that MINISO Guangzhou needs to make such compensation to the local government under the above performance guarantee. No provision has therefore been made in respect of this matter as of June 30, 2021.